LEGG MASON PARTNERS EQUITY TRUST

JUNE 17, 2011

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS OF

LEGG MASON GLOBAL CURRENTS INTERNATIONAL ALL CAP OPPORTUNITY FUND

EACH DATED FEBRUARY 28, 2011

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 28, 2011, as supplemented on March 1, 2011, June 1, 2011 and June 17, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 28, 2011, as supplemented on March 1, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2010, are incorporated by reference into this Summary Prospectus.

The following is added to the end of the section labeled “Performance” in the fund’s Summary Prospectus:

Effective July 1, 2011, the fund will change its performance benchmark from the MSCI EAFE (Europe, Australasia and Far East) Index to the MSCI All Country World Index ex USA (MSCI ACWI ex USA).

Prospectus

The following is added to the end of the section labeled “Performance” in the fund’s Prospectus:

Effective July 1, 2011, the fund will change its performance benchmark from the MSCI EAFE (Europe, Australasia and Far East) Index to the MSCI All Country World Index ex USA (MSCI ACWI ex USA). The MSCI ACWI Index ex USA is a market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. Management believes the MSCI ACWI Index ex USA is a more appropriate benchmark for the fund since the index is broader and more diversified than the MSCI EAFE Index and as a result will provide shareholders with a better tool for assessing the fund’s success relative to its investment objective and comparable funds.

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